Exhibit 21.1

LIST OF SUBSIDIARIES

Company Name	Jurisdiction of Incorporation or Organization
ACP 2021 Agg. GP, LLC	Delaware
Alp Holdings Coöperatief U.A.	Netherlands
ALP L Global GP B.V.	Netherlands
ALP L Global GP, LLC	Delaware
Alp Lower Holdings Ltd.	Cayman Islands
AlpInvest Access GP LLC	Delaware
AlpInvest Access II GP B.V.	Netherlands
AlpInvest Access II GP, LLC	Delaware
AlpInvest Access III GP, LLC	Delaware
AlpInvest AF B.V.	Netherlands
AlpInvest ASF VII G Sidecar GP, LLC	Delaware
AlpInvest ASF VII Sidecar GP, LLC	Delaware
AlpInvest ASF VII Top Castle Sidecar GP, LLC	Delaware
AlpInvest ASR GP, LLC	Delaware
Alpinvest Atom GP, L.P.	Delaware
AlpInvest Atom Lux GP S.à r.l	Luxembourg
AlpInvest C GP, LLC	Delaware
AlpInvest C II GP, LLC	Delaware
AlpInvest Cendana I GP B.V.	Netherlands
AlpInvest Cendana I GP, L.P.	Delaware
AlpInvest Chesapeake SCF I GP B.V.	Netherlands
AlpInvest Chesapeake SCF I GP, LP	Delaware
AlpInvest CI VII B.V.	Netherlands
AlpInvest CI VIII B.V.	Netherlands
AlpInvest Co-Investment VII GP LLC	Delaware
AlpInvest Co-Investment VII Lux GP S.à r.l.	Luxembourg
AlpInvest Co-Investment VIII GP, LLC	Delaware
AlpInvest Co-Investment VIII Lux GP S.à r.l.	Luxembourg
AlpInvest CWS GP B.V.	Netherlands
AlpInvest CWS GP, S.à r.l.	Luxembourg
AlpInvest Edison GP B.V.	Netherlands
AlpInvest Edison GP, LLC	Delaware
AlpInvest Falcon SCF I C.V.	Netherlands
AlpInvest Falcon SCF I GP B.V.	Netherlands
AlpInvest Falcon SCF I GP, LLC	Delaware
AlpInvest Falcon SCF I, L.P.	Delaware
AlpInvest FC Credit GP, LLC	Delaware
AlpInvest FCR Secondaries GP, LLC	Delaware
AlpInvest FCR Secondaries II GP, LLC	Delaware

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest Finance Street GP, LLC	Delaware
AlpInvest Finance Street II GP, L.P.	Delaware
AlpInvest Fondo B.V.	Netherlands
AlpInvest FS GP B.V.	Netherlands
AlpInvest FS II GP B.V.	Netherlands
AlpInvest G Co-Investment GP, LLC	Delaware
AlpInvest G GP B.V.	Netherlands
AlpInvest G GP S.à r.l.	Luxembourg
AlpInvest G II GP B.V.	Netherlands
AlpInvest G II GP S.a.r.l.	Luxembourg
AlpInvest G Secondary GP, LLC	Delaware
AlpInvest G Secondary II GP, L.P.	Delaware
AlpInvest GA B.V.	Netherlands
AlpInvest GGG B.V.	Netherlands
AlpInvest GGG II B.V.	Netherlands
AlpInvest GGG II GP, LLC	Delaware
AlpInvest Global Advantage GP, LLC	Delaware
AlpInvest GRIO GP B.V.	Netherlands
Alpinvest GRIO GP, LLC	Delaware
AlpInvest Harvest GP, LLC	Delaware
AlpInvest HLI GP B.V.	Netherlands
AlpInvest HLI GP, LLC	Delaware
AlpInvest IIF GP LLC	Delaware
AlpInvest Indiana GP, LLC	Delaware
AlpInvest Indiana-A GP, LLC	Delaware
Alpinvest Indigo Scf Ci Gp, L.P.	Delaware
Alpinvest Indigo Scf I Gp, L.P.	Delaware
AlpInvest INext GP, LLC	Delaware
AlpInvest Investments B.V.	Netherlands
AlpInvest J GP B.V.	Netherlands
AlpInvest J GP, LLC	Delaware
AlpInvest J II GP B.V.	Netherlands
AlpInvest J II GP, L.P.	Delaware
AlpInvest KP GP B.V.	Netherlands
AlpInvest KP GP S.à r.l.	Luxembourg
AlpInvest KP II GP B.V.	Netherlands
AlpInvest KP II GP, L.P.	Delaware
AlpInvest KP II GP, S.à r.l.	Luxembourg
AlpInvest LIVE GP B.V.	Netherlands
AlpInvest Live GP LLC	Delaware
AlpInvest M Capital Fund GP, LLC	Delaware
Alpinvest M Co II Gp, L.P.	Delaware
AlpInvest M GP B.V.	Netherlands

Company Name	Jurisdiction of Incorporation or Organization
Alpinvest M Secondaries Gp, LP	Delaware
AlpInvest Mex B.V.	Netherlands
AlpInvest Mex I LLC	Delaware
AlpInvest Mex II LLC	Delaware
AlpInvest Mich B.V.	Netherlands
AlpInvest Mich SPV B.V.	Netherlands
AlpInvest MMBO Holdings GP, LLC	Delaware
AlpInvest North Rush GP, LLC	Delaware
AlpInvest North Rush II GP, LLC	Delaware
AlpInvest North Rush III GP, L.P.	Delaware
AlpInvest NPE GP B.V.	Netherlands
AlpInvest NPE GP LLC	Delaware
AlpInvest NPE GP S.à.r.l.	Luxembourg
AlpInvest NPE II GP, LLC	Delaware
AlpInvest P GP B.V.	Netherlands
AlpInvest Partners 2003 BV	Netherlands
AlpInvest Partners 2006 BV	Netherlands
AlpInvest Partners 2008 B.V.	Netherlands
AlpInvest Partners 2009 B.V.	Netherlands
AlpInvest Partners 2011 B.V.	Netherlands
AlpInvest Partners 2011 LLC	Delaware
AlpInvest Partners 2012 I BV	Netherlands
AlpInvest Partners 2012 II B.V.	Netherlands
AlpInvest Partners 2012 LLC	Delaware
AlpInvest Partners 2014 I B.V.	Netherlands
AlpInvest Partners 2014 II B.V.	Netherlands
AlpInvest Partners 2014 LLC	Delaware
AlpInvest Partners 2016 II B.V.	Netherlands
AlpInvest Partners 2017 II B.V.	Netherlands
AlpInvest Partners 2018 II B.V.	Netherlands
AlpInvest Partners 2019 II B.V.	Netherlands
AlpInvest Partners 2020 II B.V.	Netherlands
AlpInvest Partners 2020/2021 GP I LLC	Delaware
AlpInvest Partners B.V.	Netherlands
AlpInvest Partners Beheer 2006 BV	Netherlands
AlpInvest Partners Clean Technology Investments 2007-2009 BV	Netherlands
AlpInvest Partners Clean Technology Investments 2010-2011 BV	Netherlands
AlpInvest Partners Co-Investments 2015 I B.V.	Netherlands
AlpInvest Partners Co-Investments 2015 I SPV B.V.	Netherlands
AlpInvest Partners Co-Investments 2015 II B.V.	Netherlands
AlpInvest Partners Co-Investments 2015 II SPV B.V.	Netherlands
AlpInvest Partners Co-Investments 2016 I B.V.	Netherlands
AlpInvest Partners Co-Investments BV	Netherlands

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest Partners Direct Investments 2003 BV	Netherlands
AlpInvest Partners Direct Investments BV	Netherlands
AlpInvest Partners Direct Secondary Investments BV	Netherlands
AlpInvest Partners European Mezzanine Investments BV	Netherlands
AlpInvest Partners Fund Investments 2003 BV	Netherlands
AlpInvest Partners Fund Investments 2006 BV	Netherlands
AlpInvest Partners Fund Investments 2009 BV	Netherlands
AlpInvest Partners Fund Investments 2011 B.V.	Netherlands
AlpInvest Partners Fund Investments 2012 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2012 II B.V.	Netherlands
AlpInvest Partners Fund Investments 2013 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2013 II B.V.	Netherlands
AlpInvest Partners Fund Investments 2014 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2014 II B.V.	Netherlands
AlpInvest Partners Fund Investments 2015 I B.V.	Netherlands
AlpInvest Partners Fund Investments 2015 II B.V.	Netherlands
AlpInvest Partners Fund Investments BV	Netherlands
AlpInvest Partners Fund of Funds Custodian IIA BV	Netherlands
AlpInvest Partners Fund of Funds Management IIA BV	Netherlands
AlpInvest Partners Later Stage Co-Investments Custodian II BV	Netherlands
AlpInvest Partners Later Stage Co-Investments Custodian IIA BV	Netherlands
AlpInvest Partners Later Stage Co-Investments Management II BV	Netherlands
AlpInvest Partners Later Stage Co-Investments Management IIA BV	Netherlands
AlpInvest Partners Limited	Hong Kong
AlpInvest Partners Mezzanine 2012-2014 B.V.	Netherlands
AlpInvest Partners Mezzanine Investments 2005/2006 BV	Netherlands
AlpInvest Partners Mezzanine Investments 2007/2009 BV	Netherlands
AlpInvest Partners Secondary Investments 2015 I B.V.	Netherlands
AlpInvest Partners Secondary Investments 2015 II B.V.	Netherlands
AlpInvest Partners Secondary Investments 2016 I B.V.	Netherlands
AlpInvest Partners Secondary Investments 2018/2019 I B.V.	Netherlands
AlpInvest Partners US Mezzanine Investments BV	Netherlands
Alpinvest Partnership Fund GP S.à r.l.	Luxembourg
AlpInvest Partnership Strategic Account GP, LLC	Delaware
AlpInvest PEP GP B.V.	Netherlands
Alpinvest PM GP B.V.	Netherlands
Alpinvest PM GP, L.P.	Delaware
AlpInvest PM GP, LLC	Delaware
AlpInvest Primary Non-US Co-Invest, L.P.	Cayman Islands
AlpInvest Primary US Co-Invest, L.P.	Cayman Islands
AlpInvest Private Equity Program 2017 GP, LLC	Delaware
AlpInvest Private Equity Program 2018 GP, LLC	Delaware
AlpInvest Private Equity Program 2020 GP, LLC	Delaware

Company Name	Jurisdiction of Incorporation or Organization
AlpInvest Private Equity Program 2021 GP, L.P.	Delaware
AlpInvest Private Equity Program GP LLC	Delaware
Alpinvest PSS GP B.V.	Netherlands
AlpInvest PSS GP, LLC	Delaware
AlpInvest PSS II GP, L.P.	Delaware
AlpInvest RV, LLC	Cayman Islands
AlpInvest Secondaries V GP, LLC	Delaware
AlpInvest Secondaries VI GP LLC	Delaware
AlpInvest Secondaries VI Lux GP S.à r.l.	Luxembourg
AlpInvest Secondaries VII GP, LLC	Delaware
AlpInvest Secondaries VII Lux GP S.à r.l.	Luxembourg
AlpInvest Seed GP, L.P.	Delaware
AlpInvest SF V B.V.	Netherlands
AlpInvest SF VI B.V.	Netherlands
AlpInvest SF VII B.V.	Netherlands
AlpInvest SIG Fund GP, LLC	Delaware
AlpInvest SIG GP B.V.	Netherlands
AlpInvest Spire GP, LLC	Delaware
AlpInvest United B.V.	Netherlands
AlpInvest US Co-Investment Access GP LLC	Delaware
AlpInvest US Holdings, LLC	Delaware
AlpInvest WB GP, L.P.	Delaware
Alplnvest Partners Secondary Investments 2020/2021 I B.V.	Netherlands
AMC 2012 Holdings Ltd.	Cayman Islands
AMC 2012 Ltd.	Cayman Islands
AMC 2013 Holdings Ltd.	Cayman Islands
AMC 2013 Ltd.	Cayman Islands
AMC 2014 Holdings Ltd.	Cayman Islands
AMC 2014 Ltd.	Cayman Islands
AMC 2015 Holdings Ltd.	Cayman Islands
AMC 2015 Ltd.	Cayman Islands
AP 2011-2014 SLP Ltd	Cayman Islands
AP 2014-2016 SLP Ltd.	Cayman Islands
AP Account Management B.V.	Netherlands
AP B.V.	Netherlands
AP Co-Invest 2016-2020 SLP Ltd.	Cayman Islands
AP H Secondaries B.V.	Netherlands
AP Harvest GP B.V.	Netherlands
AP INPRS SLP Ltd.	Cayman Islands
AP M GP, LLC	Delaware
AP P GP, LLC	Delaware
AP Primary 2017-2021 SLP Ltd.	Cayman Islands
AP Private Equity Investments I B.V.	Netherlands

Company Name	Jurisdiction of Incorporation or Organization
AP Private Equity Investments III B.V.	Netherlands
AP World Fund B.V.	Netherlands
Apollo Aviation Acquisitions, LLC	Florida
Apollo Aviation Lease Management, LLC	Delaware
Ascp Hyperion SPV Gp, LLC	Delaware
ASCP Oakland GP, L.P.	Delaware
ASF V Co-Invest Holding Ltd.	Cayman Islands
ASF V Co-Invest Ltd.	Cayman Islands
ASF VII Access Sidecar GP, LLC	Cayman Islands
ASP 2021 Agg. GP, LLC	Delaware
ASP Thunderball B.V.	Netherlands
ASP VI 2016-2020 SLP Ltd.	Cayman Islands
ASP VII GP Co, LLC	Delaware
Betacom Beheer 2004 BV	Netherlands
Betacom XLII B.V.	Netherlands
Betacom XLV BV	Netherlands
Brazil Internationalization II (Delaware), L.L.C.	Delaware
Brazil Internationalization, L.L.C.	Delaware
BRL Funding Partners, L.L.C.	Delaware
BRL Funding Partners, L.P.	Cayman Islands
C/R ENERGY ILP GENERAL PARTNER LTD.	Cayman Islands
CAGP General Partner, L.P.	Cayman Islands
CAGP IV AIV GP, L.P.	Cayman Islands
CAGP IV General Partner, L.P.	Cayman Islands
CAGP IV, L.L.C.	Delaware
CAGP, Ltd.	Cayman Islands
CALF Holdings, Ltd.	Cayman Islands
CALF I General Partner, L.P.	Cayman Islands
CALF Investment Limited	Cayman Islands
CAP Advisors (Hong Kong) Limited	Hong Kong
CAP Growth I General Partner, L.P.	Cayman Islands
CAP Growth I, L.L.C.	Delaware
CAP Growth II General Partner, L.P.	Cayman Islands
CAP Growth II Lux GP, S.à r.l.	Luxembourg
CAP Growth II, L.L.C.	Delaware
CAP II General Partner, L.P.	Cayman Islands
CAP II, L.L.C.	Delaware
CAP III GENERAL PARTNER (SCOT) L.P.	Scotland
CAP III General Partner S3, L.P.	Cayman Islands
CAP III General Partner, L.P.	Cayman Islands
CAP III S3 Ltd.	Cayman Islands
CAP III, L.L.C.	Delaware
CAP INVESTMENT HOLDINGS LIMITED	Hong Kong

Company Name	Jurisdiction of Incorporation or Organization
CAP IV General Partner, L.P.	Cayman Islands
CAP IV Ltd.	Cayman Islands
CAP IV Lux GP, S.à r.l.	Luxembourg
CAP IV, L.L.C.	Delaware
CAP MANAGEMENT HOLDINGS LIMITED	Hong Kong
CAP V General Partner, L.P.	Cayman Islands
CAP V Luxembourg GP, S.à r.l.	Luxembourg
CAP V, L.L.C.	Delaware
CAP VI, L.L.C.	Delaware
CARE Engagement, Ltd.	Cayman Islands
Carlyle (Beijing) Investment Consulting Center, L.P.	China
Carlyle (Beijing) Investment Management Co., Ltd.	China
Carlyle Access GP 2014, L.L.C.	Delaware
Carlyle Access GP 2014, Ltd.	Cayman Islands
Carlyle Access GP 2015, L.L.C.	Delaware
Carlyle Access GP 2015, Ltd.	Cayman Islands
Carlyle Access GP III, L.L.C.	Delaware
Carlyle Access GP III, Ltd.	Cayman Islands
Carlyle Access GP IV, L.L.C.	Delaware
Carlyle Access GP IV, Ltd.	Cayman Islands
Carlyle Alternative Opportunities GP S1 II, L.P.	Delaware
Carlyle Alternative Opportunities GP S1, L.P.	Delaware
Carlyle Alternative Opportunities GP S2 II, L.P.	Delaware
Carlyle Alternative Opportunities GP S2, L.P.	Delaware
Carlyle Alternative Opportunities GP-GP S1, L.L.C.	Delaware
Carlyle Alternative Opportunities GP-GP, L.L.C.	Delaware
Carlyle Asia Investment Advisors Limited	Hong Kong
Carlyle Asia Limited	Hong Kong
Carlyle Asia PE Alternative Opportunities GP S2 II, L.P.	Delaware
Carlyle Asia PE Alternative Opportunities GP S2, L.P.	Delaware
Carlyle Asia Real Estate II GP, L.P.	Cayman Islands
Carlyle Asia Real Estate II GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate II, Ltd.	Cayman Islands
Carlyle Asia Real Estate III GP, Ltd.	Cayman Islands
Carlyle Asia Real Estate III, L.P.	Cayman Islands
Carlyle Australia Equity Management Pty Limited	Australia
Carlyle Australia Investment Advisors Limited	Hong Kong
Carlyle Australia Real Estate Advisors Pty Ltd	Australia
Carlyle Aviation Fund Management II LLC	Delaware
Carlyle Aviation Fund Management, LLC	Delaware
Carlyle Aviation Group, LLC	Florida
Carlyle Aviation Holdings U.S., L.L.C.	Florida
Carlyle Aviation Leasing Services LP	Cayman Islands

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Aviation Leasing Services UGP Ltd.	Cayman Islands
Carlyle Aviation Management Irish Holding Company Limited	Ireland
Carlyle Aviation Management Limited	Bermuda
Carlyle Aviation Management Singapore Pte. Ltd.	Singapore
Carlyle Aviation Offshore Luxembourg S.à r.l.	Luxembourg
Carlyle Aviation Partners LLC	Florida
Carlyle Aviation Partners Ltd.	Bermuda
Carlyle Aviation PDP Management LLC	Delaware
Carlyle Aviation Runway PDP GP LLC	Delaware
Carlyle Aviation Securities Partners, LLC	Delaware
Carlyle Aviation Services II UGP Ltd.	Cayman Islands
Carlyle Aviation Services III LP	Cayman Islands
Carlyle Aviation Services III UGP Ltd.	Cayman Islands
Carlyle Aviation Services IV LP	Cayman Islands
Carlyle Aviation Services IV UGP Ltd.	Cayman Islands
Carlyle Aviation Services Limited	Cayman Islands
Carlyle Aviation Services V LP	Cayman Islands
Carlyle Aviation Services V UGP Ltd.	Cayman Islands
Carlyle Aviation Services, II L.P.	Cayman Islands
Carlyle Beratungs GmbH	Germany
Carlyle Brasil Consultoria em Investimentos Ltda.	Brazil
Carlyle Bravo Credit SLP L.L.C.	Delaware
Carlyle Bravo Credit Special Limited Partner L.P.	Cayman Islands
Carlyle Capital Coinvestment Partners, L.P.	Delaware
Carlyle Cavalier GP, L.L.C.	Delaware
Carlyle Cavalier GP, L.P.	Delaware
Carlyle China Realty GP, L.P.	Cayman Islands
Carlyle China Realty Ltd.	Cayman Islands
Carlyle CIM Agent, L.L.C.	Delaware
Carlyle CLO GP, L.L.C.	Delaware
Carlyle CLO ILP GP, L.L.C.	Delaware
Carlyle CLO Investment Holdings, L.P.	Delaware
Carlyle CLO Management L.L.C.	Delaware
Carlyle CLO Partners GP, L.L.C.	Cayman Islands
Carlyle Commodity Management, L.L.C.	Delaware
Carlyle Direct Alternative Opportunities GP S1, L.L.C.	Delaware
Carlyle Direct Alternative Opportunities GP, L.L.C.	Delaware
Carlyle Direct Alternative Opportunities II GP, L.L.C.	Delaware
Carlyle Direct Alternative Opportunities II GP, L.P.	Cayman Islands
Carlyle Direct Lending Fund IV GP, L.L.C.	Delaware
Carlyle Diversified Infrastructure GP S1, L.L.C.	Delaware
Carlyle Diversified Infrastructure GP, L.L.C.	Delaware
Carlyle Diversified Infrastructure Lux GP, S.à r.l.	Luxembourg

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Diversified Infrastructure Managing GP, L.P.	Ontario
Carlyle EPE Alternative Opportunities GP S2 II, L.P.	Delaware
Carlyle Equity Opportunity GP AIV Cayman, L.P.	Cayman Islands
Carlyle Equity Opportunity GP AIV III, L.P.	Delaware
Carlyle Equity Opportunity GP AIV, L.L.C.	Delaware
Carlyle Equity Opportunity GP AIV, L.P.	Delaware
Carlyle Equity Opportunity GP, L.L.C.	Delaware
Carlyle Equity Opportunity GP, L.P.	Delaware
Carlyle Equity Opportunity GP-S1, L.P.	Delaware
Carlyle ETPE Alternative Opportunities GP S2, L.P.	Delaware
Carlyle Euro CLO 2017-1 Designated Activity Company	Ireland
Carlyle Euro CLO 2017-3 Designated Activity Company	Ireland
Carlyle Euro CLO 2018-1 Designated Activity Company	Ireland
Carlyle Euro CLO 2021-3 Designated Activity Company	Ireland
CARLYLE EUROPE LIMITED	England & Wales
Carlyle Europe Real Estate Master Coinvestment, L.P.	Delaware
Carlyle Europe Real Estate Partners II, L.P.	Delaware
Carlyle Europe Real Estate St. Lazare GP, L.L.C.	Delaware
Carlyle Falcon Structured Solutions Manager, L.L.C.	Delaware
Carlyle Falcon Structured Solutions, L.L.C.	Delaware
Carlyle Finance L.L.C.	Delaware
Carlyle Finance Subsidiary L.L.C.	Delaware
Carlyle Financial Services II, Ltd.	Cayman Islands
Carlyle Financial Services III AIV, L.L.C.	Delaware
Carlyle Financial Services III, LLC	Delaware
Carlyle Financial Services, Ltd.	Cayman Islands
Carlyle Financial Services-A, Ltd.	Cayman Islands
Carlyle FRL GP, L.L.C.	Delaware
Carlyle Global Credit (Asia) Limited	Hong Kong
Carlyle Global Credit (HK) Limited	Hong Kong
Carlyle Global Credit Administration L.L.C.	Delaware
Carlyle Global Credit Investment Management L.L.C.	Delaware
Carlyle Global Market Strategies CLO 2012-4, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2015-5, Ltd.	Cayman Islands
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Cayman Islands
Carlyle Global Market Strategies Commodities Funding 2014-1, Ltd	Cayman Islands
Carlyle Global Market Strategies Commodities Funding 2015-1, Ltd.	Cayman Islands
Carlyle Global Market Strategies Euro CLO 2013-1 B.V.	Netherlands
Carlyle Global Market Strategies Euro CLO 2015-1 Designated Activity Company	Ireland
Carlyle Global Market Strategies Euro CLO 2015-3 Designated Activity Company	Ireland
Carlyle Global Market Strategies Euro CLO 2016-1 Designated Activity Company	Ireland
Carlyle Global Market Strategies Euro CLO 2016-2 Designated Activity Company	Ireland
Carlyle Guardian Coinvestment, L.P.	Cayman Islands

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Hodge Holdings LLC	Delaware
Carlyle Holdings Finance L.L.C.	Delaware
Carlyle Holdings I Finance L.L.C.	Delaware
Carlyle Holdings I GP Inc.	Delaware
Carlyle Holdings I GP Sub L.L.C.	Delaware
Carlyle Holdings I L.P.	Delaware
Carlyle Holdings II Finance L.L.C.	Delaware
Carlyle Holdings II Finance Ltd.	Cayman Islands
Carlyle Holdings II GP L.L.C.	Delaware
Carlyle Holdings II L.L.C.	Delaware
Carlyle Holdings II L.P.	Quebec
Carlyle Holdings II Sub L.L.C.	Delaware
Carlyle Holdings III GP L.P.	Quebec
Carlyle Holdings III GP Limited Partner L.L.C.	Delaware
Carlyle Holdings III GP Management L.L.C.	Delaware
Carlyle Holdings III GP Sub L.L.C.	Delaware
Carlyle Holdings III L.P.	Quebec
CARLYLE HONG KONG EQUITY MANAGEMENT LIMITED 凱雷香港股權管理有限公司	Hong Kong
Carlyle IDF Management L.L.C.	Delaware
Carlyle India Advisors Private Limited	India
Carlyle Infrastructure General Partner, L.P.	Delaware
Carlyle Infrastructure GP, Ltd.	Cayman Islands
Carlyle Investment Consulting (Shanghai) Co Ltd	China
Carlyle Investment Management L.L.C.	Delaware
Carlyle Ireland GP, L.P.	Cayman Islands
Carlyle Japan Equity Management LLC	Delaware
Carlyle Japan II Ltd.	Cayman Islands
Carlyle Japan III Ltd.	Cayman Islands
Carlyle Japan IV, L.L.C.	Delaware
Carlyle Japan Ltd.	Cayman Islands
Carlyle Japan, LLC	Delaware
CARLYLE KNOX HOLDINGS, L.L.C.	Delaware
Carlyle Korea Ltd.	Korea, Republic of
Carlyle Latin America Holdings Cayman, L.P.	Cayman Islands
Carlyle Latin America Real Estate Partners, L.P.	Ontario
Carlyle Lion River Coinvestment General Partner, L.P.	Cayman Islands
Carlyle Malta Advisors Limited	Malta
Carlyle Management Hong Kong Limited	Hong Kong
CARLYLE MAPLE LEAF FINANCE CO., U.L.C.	Nova Scotia
Carlyle Maple Leaf Holdings (Cayman), L.P.	Cayman Islands
Carlyle Maple Leaf Holdings (Cayman), Ltd.	Cayman Islands
Carlyle Maple Leaf Holdings, U.L.C.	Nova Scotia

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Mauritius CIS Investment Management Limited	Mauritius
Carlyle Mauritius Investment Advisors, Ltd	Mauritius
Carlyle MC GP, Ltd.	Cayman Islands
Carlyle MENA (GCC) General Partner Limited	United Arab Emirates
Carlyle MENA Advisors Limited	United Arab Emirates
Carlyle MENA General Partner, L.P.	Cayman Islands
Carlyle MENA Investment Advisors Limited	United Arab Emirates
Carlyle MENA Limited	Cayman Islands
Carlyle Mexico Advisors, S. de R.L. de C.V.	Mexico
Carlyle Mexico General Partner, L.P.	Ontario
Carlyle Mexico Holdings, S.C.	Mexico
Carlyle Mexico L.L.C.	Delaware
Carlyle Middle East, Ltd.	Cayman Islands
CARLYLE NGP AGRIBUSINESS HOLDINGS, L.L.C.	Delaware
Carlyle NGP ETP IV Holdings, L.L.C.	Delaware
Carlyle NGP Royalties I Holdings, L.L.C.	Delaware
Carlyle NGP X Holdings, L.L.C.	Delaware
CARLYLE NGP XI HOLDINGS, L.L.C.	Delaware
Carlyle NGP XII Holdings, L.L.C.	Delaware
Carlyle Nigeria Investment Advisors Limited	Nigeria
Carlyle Ontario Credit SLP L.L.C.	Delaware
Carlyle Ontario Credit Special Limited Partner, L.P.	Cayman Islands
Carlyle Pacific GP, L.P.	Cayman Islands
Carlyle Pacific Limited	Cayman Islands
Carlyle Pacific Red Oak GP, L.L.C.	Delaware
Carlyle Perú Consultoría de Inversiones S.R.L.	Peru
Carlyle Peru GP, L.P.	Cayman Islands
Carlyle Power General Partner, L.P.	Delaware
Carlyle PQ Opportunity GP, L.P.	Cayman Islands
Carlyle Principal Alternative Opportunities GP, L.L.C.	Delaware
Carlyle Principal Alternative Opportunities GP, L.P.	Cayman Islands
Carlyle Property Investors GP, L.L.C.	Delaware
Carlyle Real Estate Advisors France Sarl	France
CARLYLE REAL ESTATE ADVISORS LLP	England & Wales
Carlyle Real Estate Società di Gestione del Risparmio S.p.A.	Italy
Carlyle Realty Distressed RMBS GP, L.L.C.	Delaware
Carlyle Realty Distressed RMBS III, L.P.	Delaware
Carlyle Realty Halley Coinvestment GP, L.L.C.	Delaware
Carlyle Realty II, L.P.	Delaware
Carlyle Realty III GP, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
Carlyle Realty III, L.L.C.	Delaware
Carlyle Realty III, L.P.	Delaware
Carlyle Realty Investment Holdings, L.P.	Delaware
Carlyle Realty IV GP, L.L.C.	Delaware
Carlyle Realty IV, L.L.C.	Delaware
Carlyle Realty IV, L.P.	Delaware
Carlyle Realty IX Lux GP, S.à r.l.	Luxembourg
Carlyle Realty IX, L.L.C.	Delaware
Carlyle Realty V GP, L.L.C.	Delaware
Carlyle Realty V, L.L.C.	Delaware
Carlyle Realty V, L.P.	Delaware
Carlyle Realty VI, L.L.C.	Delaware
Carlyle Realty VII, L.L.C.	Delaware
Carlyle Realty VIII, L.L.C.	Delaware
Carlyle Realty, L.P.	Delaware
Carlyle Revolving Loan GP, L.L.C.	Delaware
Carlyle Revolving Loan GP, L.P.	Cayman Islands
Carlyle Revolving Loan II GP, L.L.C.	Delaware
Carlyle Revolving Loan II GP, L.P.	Cayman Islands
Carlyle Scopel Holdings Cayman, L.P.	Cayman Islands
Carlyle Scopel Mezzanine Loan GP, L.L.C.	Delaware
Carlyle Scopel Real Estate GP, L.L.C.	Delaware
Carlyle Scopel Senior Loan Partners GP, L.L.C.	Delaware
Carlyle Scopel Senior Loan Partners GP, Ltd.	Cayman Islands
CARLYLE SINGAPORE INVESTMENT ADVISORS PTE LTD	Singapore
Carlyle Skyline Credit Fund GP, L.L.C.	Delaware
Carlyle Skyline Credit Fund GP, L.P.	Delaware
Carlyle South Africa Advisors	South Africa
Carlyle Spinnaker Partners 1 GP, L.L.C.	Delaware
Carlyle Spinnaker Partners 2 GP, L.L.C.	Delaware
Carlyle Star Co-Investment GP, L.L.C.	Delaware
Carlyle Structured Credit GP, L.L.C.	Delaware
Carlyle Structured Credit GP, L.P.	Cayman Islands
Carlyle Tango RE Credit GP, L.P.	Delaware
Carlyle Tango, L.L.C.	Delaware
Carlyle US CLO 2013-1 Risk Retention Investment, L.L.C.	Delaware
Carlyle US CLO 2017-1 Risk Retention Investment, L.L.C.	Delaware
Carlyle US CLO 2017-2 Risk Retention Investment, L.L.C.	Delaware
Carlyle US CLO 2017-3 Risk Retention Investment, L.L.C.	Delaware
Carlyle US CLO 2019-4, Ltd.	Cayman Islands
CASCOF General Partner, L.P.	Cayman Islands
CASCOF, L.L.C.	Delaware
CCEE Advisors (Delaware), L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CCIF Dollar Feeder GP, L.P.	Cayman Islands
CCIF GP Ltd.	Cayman Islands
CCIF GP, L.P.	Cayman Islands
CCOF General Partner, L.P.	Delaware
CCOF II General Partner, L.P.	Delaware
CCOF II L.L.C.	Delaware
CCOF II Lux General Partner, S.à r.l.	Luxembourg
CCOF II Note Issuer General Partner, L.L.C.	Delaware
CCOF II SPV GP, LLC	Delaware
CCOF L.L.C.	Delaware
CCOF SPV GP, L.L.C.	Delaware
CDI Lux General Partner S1, S.C.Sp.	Luxembourg
CDL 2018-1 GP, L.L.C.	Delaware
CDL 2018-1 GP, L.P.	Delaware
CDL 2018-2 GP, Ltd.	Cayman Islands
CDL 2020-3 Manager, L.L.C.	Delaware
CDL 2020-3, L.L.C.	Delaware
CECP Advisors Ireland Limited	Ireland
CECP Advisors LLP	England & Wales
CECP Investment Advisors France S.A.R.L.	France
CECP, L.L.C.	Delaware
Celadon Partners, LLC	Delaware
CELF ADVISORS LLP	England & Wales
CELF, L.L.C.	Delaware
CEMOF General Partner Cayman, L.P.	Cayman Islands
CEMOF General Partner, L.P.	Delaware
CEMOF GP Cayman, Ltd.	Cayman Islands
CEMOF II General Partner, L.P.	Cayman Islands
CEOF AIV GP Cayman, L.P.	Cayman Islands
CEOF AIV GP Cayman, Ltd.	Cayman Islands
CEOF GP Cayman, Ltd.	Cayman Islands
CEOF II DE AIV GP, L.P.	Delaware
CEOF II DE GP AIV, L.L.C.	Delaware
CEOF II GP, L.L.C.	Delaware
CEOF II GP, L.P.	Cayman Islands
CEP Advisors S.r.l.	Italy
CEP General Partner, L.P.	Cayman Islands
CEP II ARC 1S GP, L.P.	Delaware
CEP II ARC 2S GP, L.P.	Delaware
CEP II GP, L.P.	Alberta
CEP II Limited	Cayman Islands
CEP II Managing GP Holdings, Ltd.	Cayman Islands
CEP II Managing GP, L.P.	Scotland

Company Name	Jurisdiction of Incorporation or Organization
CEP III ARC 1P GP, L.P.	Delaware
CEP III ARC 1Q GP, L.P.	Delaware
CEP III ARC 2P GP, L.P.	Delaware
CEP III ARC 2Q GP, L.P.	Delaware
CEP III GP, L.P.	Scotland
CEP III Limited	Cayman Islands
CEP III Managing GP Holdings, Ltd.	Cayman Islands
CEP III Managing GP, L.P.	Scotland
CEP Investment Administration II Limited	Guernsey
CEP Investment Administration Limited	Guernsey
CEP IV ARC 1A GP, L.P.	Delaware
CEP IV ARC 2A GP, L.P.	Delaware
CEP IV Dollar Feeder GP, L.P.	Scotland
CEP IV Managing GP Holdings, Ltd.	Cayman Islands
CEP IV MANAGING GP, L.P.	Scotland
CEP IV-C Limited Partner, L.P.	Scotland
CEP V Holdings, L.L.C.	Delaware
CEP V Lux GP S.à r.l.	Luxembourg
CEP V Managing GP, L.P.	Ontario
CEP V-C Limited Partner L.P.	Scotland
CER Berlin RP Co-Investment GP, Ltd.	Cayman Islands
CER Berlin RP GP, L.P.	Cayman Islands
CER Berlin RP, Ltd.	Cayman Islands
CER Coinvest GP, L.P.	Cayman Islands
CER Coinvest, L.L.C.	Delaware
CER Coinvest, Ltd.	Cayman Islands
CER Italian Logistics GP LLP	England & Wales
CER Italian Logistics GP, L.P.	Scotland
CER Italian Logistics Holdings, Ltd.	Cayman Islands
CER Italian Logistics Managing GP, L.P.	Scotland
CER Net.Works GP, L.P.	Cayman Islands
CER Net.Works, Ltd.	Cayman Islands
CEREP GP II, L.L.C.	Delaware
CEREP GP, L.L.C.	Delaware
CEREP II Master Holdings, L.L.C.	Delaware
CEREP II Mezzanine GP B, L.L.C.	Delaware
CEREP II Mezzanine GP B-2, L.L.C.	Delaware
CEREP II Mezzanine GP, L.L.C.	Delaware
CEREP II Mezzanine Loan Partners B-2, L.P.	Delaware
CEREP III ARC 1O GP, L.P.	Delaware
CEREP III ARC 2O GP, L.P.	Delaware
CEREP III GP, L.L.C.	Delaware
CEREP III-X, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CEREP Investment Holdings II, LLC	Delaware
CEREP Investment Holdings III, L.L.C.	Delaware
CEREP Investment Holdings, L.L.C.	Delaware
CEREP Management Sarl	Luxembourg
CEREP Master Holdings, L.L.C.	Delaware
CERF ARC LLP	England & Wales
CERF GP S.à r.l.	Luxembourg
CERF II Lux GP, S.à r.l.	Luxembourg
CERF II Managing GP Holdings, L.L.C.	Delaware
CERF II Managing GP, L.P.	Ontario
CERF Managing GP Holdings, L.L.C.	Delaware
CERF Managing GP, L.P.	Scotland
CETP ARC 1I GP, L.P.	Delaware
CETP ARC 1J GP, L.P.	Delaware
CETP ARC 2I GP, L.P.	Delaware
CETP ARC 2J GP, L.P.	Delaware
CETP GP (Cayman) Limited	Cayman Islands
CETP GP, L.P.	Scotland
CETP II ARC 1L GP, L.P.	Delaware
CETP II ARC 1M GP, L.P.	Delaware
CETP II ARC 2L GP, L.P.	Delaware
CETP II ARC 2M GP, L.P.	Delaware
CETP II GP (Cayman) Limited	Cayman Islands
CETP II GP, L.P.	Scotland
CETP II Managing GP Holdings, Ltd.	Cayman Islands
CETP II Managing GP, L.P.	Scotland
CETP III ARC 1F GP, L.P.	Delaware
CETP III ARC 1G GP, L.P.	Delaware
CETP III ARC 2F GP, L.P.	Delaware
CETP III ARC 2G GP, L.P.	Delaware
CETP III GP, L.P.	Scotland
CETP III Holdings, L.L.C.	Delaware
CETP III Managing GP Holdings, L.L.C.	Delaware
CETP III Managing GP, L.P.	Scotland
CETP IV Holdings, L.L.C.	Delaware
CETP IV Lux GP S.à r.l.	Luxembourg
CETP IV Managing GP, L.P.	Ontario
CETP Managing GP Holdings, Ltd.	Cayman Islands
CETP Managing GP, L.P.	Scotland
CETP V Holdings, L.L.C.	Delaware
CETP V Lux GP S.à r.l.	Luxembourg
CETP V Managing GP, L.P.	Ontario
CG AlpInvest Holdings B.V.	Netherlands

Company Name	Jurisdiction of Incorporation or Organization
CG Subsidiary Holdings L.L.C.	Delaware
CGFSP II Limited	Cayman Islands
CGH, L.L.C.	Delaware
CGH-1, L.L.C.	Delaware
CGIOF Feeder (Scotland) GP, LLP	Scotland
CGIOF General Partner S1, L.P.	Cayman Islands
CGIOF General Partner, L.P.	Cayman Islands
CGIOF GP S1, L.L.C.	Delaware
CGIOF GP, L.L.C.	Delaware
CGMS M-2015 General Partner, L.P.	Cayman Islands
CGMS M-2015 GP, Ltd.	Cayman Islands
CGP General Partner (CY-1), L.P.	Cayman Islands
CGP General Partner (DE-1), L.P.	Delaware
CGP General Partner II, L.P.	Cayman Islands
CGP General Partner S3, L.L.C.	Delaware
CGP General Partner S3, L.P.	Cayman Islands
CGP General Partner, L.P.	Cayman Islands
CGP II General Partner S3, L.L.C.	Delaware
CGP II General Partner S3, L.P.	Cayman Islands
CGP II, L.L.C.	Delaware
China CMA GP, L.P.	Cayman Islands
China CMA GP, Ltd.	Cayman Islands
China CMA II GP, L.P.	Cayman Islands
CICF General Partner, L.P.	Delaware
CICF L.L.C.	Delaware
CICF Lux GP, S.à r.l.	Luxembourg
CICF Note Issuer General Partner, L.L.C.	Delaware
CIEP General Partner, L.P.	Cayman Islands
CIEP GP, L.L.C.	Delaware
CIEP II GP, L.L.C.	Delaware
CIEP II Lux GP S.à r.l.	Luxembourg
CIEP II Managing GP, L.P.	Ontario
CIM (Delaware), Inc.	Delaware
CIM Europe S.à r.l.	Luxembourg
CIM Global Asia, L.L.C.	Delaware
CIM Global Cayman Limited	Cayman Islands
CIM Global, L.L.C.	Delaware
CIP ARC 1H GP, L.P.	Delaware
CIP ARC 2H GP, L.P.	Delaware
CIP Cayman GP Ltd.	Cayman Islands
CIP Direct GP (Cayman), L.P.	Cayman Islands
CIP Direct GP LLC	Delaware
CIP U.S. Direct GP, L.P.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CIPA, Ltd.	Cayman Islands
CJIP Co-Investment III GP, L.P.	Cayman Islands
CJIP III General Partner, L.P.	Cayman Islands
CJIP IV Co-Investment GP, L.P.	Cayman Islands
CJIP IV General Partner, L.P.	Cayman Islands
CJIP IV Lux GP, S.àr.l.	Luxembourg
CJP Co-Investment II GP A, L.P.	Cayman Islands
CJP Co-Investment II GP B, L.P.	Cayman Islands
CJP Co-Investment III GP, L.P.	Cayman Islands
CJP General Partner, L.P.	Cayman Islands
CJP II General Partner, L.P.	Cayman Islands
CJP II International GP, L.P.	Cayman Islands
CJP III General Partner, L.P.	Cayman Islands
CJP III Japan ILP GP, Ltd.	Cayman Islands
CJP IV Co-Investment GP, L.P.	Cayman Islands
CJP IV General Partner, L.P.	Cayman Islands
CJP IV Japan ILP GP, Ltd.	Cayman Islands
CLABF General Partner, L.P.	Cayman Islands
CLABF, L.L.C.	Delaware
CLARE Partners D, L.P.	Ontario
CLAREP Co-Investment, L.P.	Ontario
CLAREP GP, L.L.C.	Delaware
CLAREP Mexico, L.P.	Ontario
CMP General Partner, L.P.	Delaware
CP Growth GP Cayman, L.L.C.	Delaware
CP Growth GP Cayman, L.P.	Cayman Islands
CP Growth GP, L.L.C.	Delaware
CP Growth GP, L.P.	Delaware
CP Growth Holdings, L.L.C.	Delaware
CP Growth Lux GP, S.à r.l.	Luxembourg
CP V General Partner, L.L.C.	Delaware
CP V Landmark GP LLC	Delaware
CP V S3 GP, Ltd.	Cayman Islands
CPC V GP, LLC	Delaware
CPE Buyout GP, S.à r.l.	Luxembourg
CPP II General Partner, L.P.	Delaware
CREA Germany GmbH	Germany
CREA UK, L.L.C.	Delaware
Credit Acquisitions-2 General Partner, L.P.	Cayman Islands
Credit Acquisitions-2, L.L.C.	Delaware
Credit Acquisitions-3 General Partner, L.P.	Cayman Islands
Credit Acquisitions-3, L.L.C.	Delaware
CREV General Partner, L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CREV General Partner, L.P.	Cayman Islands
CRFI IV AIV GP, L.L.C.	Delaware
CRP III AIV GP, L.L.C.	Delaware
CRP III AIV GP, L.P.	Delaware
CRP IV AIV GP, L.L.C.	Delaware
CRP IV AIV GP, L.P.	Delaware
CRP V AIV GP, L.L.C.	Delaware
CRP V AIV GP, L.P.	Delaware
CRP V-A AIV GP, L.L.C.	Delaware
CRQP III AIV GP, L.L.C.	Delaware
CRQP III-A AIV GP, L.L.C.	Delaware
CRQP IV AIV GP, L.L.C.	Delaware
CRQP IV-A AIV GP, L.L.C.	Delaware
CRSEF General Partner Lux S1, S.C.Sp.	Luxembourg
CRSEF GP S1, L.L.C.	Delaware
CRSEF GP, L.L.C.	Delaware
CRSEF Lux GP S.à r.l.	Luxembourg
CRSEF Managing GP, L.P.	Ontario
CSABF AIV GP, L.L.C.	Delaware
CSABF General Partner Limited	Cayman Islands
CSABF General Partner, L.P.	Cayman Islands
CSG IIF SM Member GP, LLC	Delaware
CSG IIF SM Member, L.P.	Delaware
CSG Manager, LLC	Delaware
CSG Special Member, LLC	Delaware
CSL III Advisor, LLC	Delaware
CSP II (CAYMAN) GENERAL PARTNER, L.P.	Cayman Islands
CSP II (Cayman) GP, Ltd.	Cayman Islands
CSP II General Partner, L.P.	Delaware
CSP III (Cayman) General Partner, L.P.	Cayman Islands
CSP III AIV General Partner (Cayman), L.P.	Cayman Islands
CSP III AIV GP (Cayman), Ltd.	Cayman Islands
CSP III Cayman International AIV GP, L.P.	Cayman Islands
CSP III General Partner, L.P.	Delaware
CSP Investment Advisors (HK) Limited	Hong Kong
CSP IV (Cayman 1) General Partner, L.P.	Cayman Islands
CSP IV (Cayman 2) General Partner, L.P.	Cayman Islands
CSP IV (Cayman 2) GP, Ltd.	Cayman Islands
CSP IV (Cayman 3) General Partner, L.P.	Cayman Islands
CSP IV (Cayman 3) GP, Ltd.	Cayman Islands
CSP IV ARF Delaware 3, L.L.C.	Delaware
CSP IV ARF General Partner, L.P.	Delaware
CSP IV General Partner, L.P.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
CSSAF General Partner (SA) Partnership	South Africa
CSSAF GP Ltd.	Cayman Islands
CSSAF Managing Partnership, L.P.	Cayman Islands
CVP II DHS Holdings GP, L.L.C.	Delaware
DBD Investors III, L.L.C.	Delaware
DGAM Management Services, Inc.	Cayman Islands
Direct Portfolio Management B.V.	Netherlands
Diversified Global Asset Management Corporation	Nova Scotia
EF Holdings, Ltd.	Cayman Islands
Five Overseas CG Investment L.L.C.	Delaware
Greenleaf Co-Invest Partners GP, L.L.C.	Delaware
Guaymas GP, L.L.C.	Delaware
HSP ARC 1D GP, L.P.	Delaware
HSP ARC 1E GP, L.P.	Delaware
HSP ARC 2D GP, L.P.	Delaware
HSP ARC 2E GP, L.P.	Delaware
LA Real Estate Partners C, L.P.	Ontario
LAREP B, L.P.	Ontario
Latin America RE Partners E, L.P.	Ontario
MAIN STREET 1045 (PTY) LTD.	South Africa
Oeral Investments BV	Netherlands
PrimeFlight Aviation Services, GP, L.L.C.	Delaware
PT. Carlyle Indonesia Advisors	Indonesia
Rio Branco 2 GP, L.L.C.	Delaware
SCPI General Partner, L.L.C.	Delaware
Seed Coinvestment GP, L.P.	Cayman Islands
Siren Holdings GP, Ltd.	Cayman Islands
TC Group Cayman Investment Holdings Sub L.P.	Cayman Islands
TC Group Cayman Investment Holdings, L.P.	Cayman Islands
TC Group Cayman Sub L.P.	Cayman Islands
TC Group Cayman, L.P.	Cayman Islands
TC Group CEMOF II, L.L.C.	Delaware
TC Group CEMOF, L.L.C.	Delaware
TC Group CMP, L.L.C.	Delaware
TC Group CPP II, L.L.C.	Delaware
TC Group CSP II, L.L.C.	Delaware
TC Group CSP III Cayman, L.L.C.	Delaware
TC Group CSP III Cayman-S3, L.L.C.	Delaware
TC Group CSP III, L.L.C.	Delaware
TC Group CSP IV, L.L.C.	Delaware
TC Group Infrastructure Direct GP, L.L.C.	Delaware
TC Group Infrastructure, L.L.C.	Delaware
TC Group Investment Holdings Limited Partner L.L.C.	Delaware

Company Name	Jurisdiction of Incorporation or Organization
TC Group Investment Holdings Sub L.P.	Delaware
TC Group Investment Holdings, L.L.C.	Delaware
TC Group Investment Holdings, L.P.	Delaware
TC Group IV Cayman, L.P.	Cayman Islands
TC Group IV Managing GP, L.L.C.	Delaware
TC Group IV, L.L.C.	Delaware
TC Group IV, L.P.	Delaware
TC Group Management, L.L.C.	Delaware
TC Group Sub L.P.	Delaware
TC Group V Cayman S3, L.P.	Cayman Islands
TC Group V Cayman, L.P.	Cayman Islands
TC Group V Managing GP, L.L.C.	Delaware
TC Group V S1, L.L.C.	Delaware
TC Group V S1, L.P.	Delaware
TC Group V US, L.L.C.	Delaware
TC Group V US, L.P.	Delaware
TC Group V, L.L.C.	Delaware
TC Group V, L.P.	Delaware
TC Group VI - F, L.L.C.	Delaware
TC GROUP VI CAYMAN, L.L.C.	Delaware
TC Group VI Cayman, L.P.	Cayman Islands
TC Group VI S1, L.L.C.	Delaware
TC Group VI S1, L.P.	Delaware
TC Group VI S1-F, L.L.C.	Delaware
TC Group VI, L.L.C.	Delaware
TC Group VI, L.P.	Delaware
TC Group VII Cayman, L.L.C.	Delaware
TC Group VII Cayman, L.P.	Cayman Islands
TC Group VII Lux GP, S.à r.l.	Luxembourg
TC Group VII S1, L.L.C.	Delaware
TC Group VII S1, L.P.	Delaware
TC Group VII, L.L.C.	Delaware
TC Group VII, L.P.	Delaware
TC Group VIII Cayman Holdings, L.L.C.	Cayman Islands
TC Group VIII Cayman, L.L.C.	Delaware
TC Group VIII Cayman, L.P.	Cayman Islands
TC Group VIII Holdings, L.L.C.	Delaware
TC Group VIII Lux GP, S.à r.l.	Luxembourg
TC Group VIII, L.L.C.	Delaware
TC Group VIII, L.P.	Delaware
TC Group, L.L.C.	Delaware
TC Group-Energy LLC	Delaware
TC Group-Energy-S2 LLC	Delaware

Company Name	Jurisdiction of Incorporation or Organization
TCG 2014 Coinvestment Acquisitions, L.P.	Cayman Islands
TCG 2014 GP Ltd.	Cayman Islands
TCG AP Investment Holdings Ltd.	Cayman Islands
TCG Asnieres 2 S.à.r.l.	Luxembourg
TCG Capital Markets L.L.C.	Delaware
TCG Energy Investment Holdings (Cayman), L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman, L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman-S1, L.P.	Cayman Islands
TCG Energy Investment Holdings III Cayman-S3, L.P.	Cayman Islands
TCG Energy Investment Holdings, L.P.	Delaware
TCG FBIE Holdings Ltd.	Cayman Islands
TCG FBIE Holdings, L.P.	Cayman Islands
TCG FBIE Manager (Delaware), L.L.C.	Delaware
TCG Financial Services (Scot), L.P.	Scotland
TCG Financial Services II A, L.L.C.	Delaware
TCG Financial Services II A1, L.P.	Delaware
TCG Financial Services II, L.P.	Cayman Islands
TCG Financial Services III AIV, L.P.	Delaware
TCG Financial Services III, L.P.	Cayman Islands
TCG Financial Services L.P.	Cayman Islands
TCG Financial Services-A, L.P.	Cayman Islands
TCG Holdings Finance Co. L.L.C.	Delaware
TCG Horizon Strategic GP, LLC	Delaware
TCG Pattern Investment Holdings, L.P.	Cayman Islands
TCG Power Opportunities, L.L.C.	Delaware
TCG R/C RW GP Corp	Delaware
TCG Realty Investment Holdings, L.L.C.	Delaware
TCG RW ILP Corp	Delaware
TCG Securities, L.L.C.	Delaware
TCG Senior Funding L.L.C.	Delaware
TCG V (SCOT), L.P.	Scotland
TCG Ventures II, L.L.C.	Delaware
TCG Ventures II, L.P.	Delaware
TCG Ventures III, L.L.C.	Delaware
TCG Ventures III, L.P.	Delaware
TCG Ventures Investment Holdings, L.L.C.	Delaware
The Carlyle Group (Luxembourg) S.à.r.l.	Luxembourg
The Carlyle Group Employee Co., L.L.C.	Delaware
The Carlyle Group Espana, SL	Spain
The Carlyle Group Inc.	Delaware